EXECUTION VERSION

SECOND INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS SECOND INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 30, 2025 (this “Agreement”), is among ExchangeRight Income Fund Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT, a real estate investment trust formed under the laws of the state of Maryland (the “Parent”), the other Loan Parties solely for the purpose of Section VII hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacities, the “Agent”), and Fifth Third Bank, National Association (“Fifth Third” or the “Increasing Lender”).

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Credit Agreement, dated as of May 30, 2024 (as amended, restated, modified or supplemented from time to time, the “Existing Credit Agreement”, and as amended by this Agreement, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, pursuant to Section 12.6 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested an increase in the Revolving Commitments (such increase in Revolving Commitments, the “Incremental Revolving Commitment”) as more particularly set forth herein, and the Agent and the Increasing Lender have agreed to such Incremental Revolving Commitment, subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.
COMMITMENTS.

A. The Increasing Lender hereby commits on the terms set forth in this Agreement to make the Incremental Revolving Commitment as set forth on Schedule A available to the Borrower on the Second Incremental Effective Date (defined below) subject to the conditions precedent set forth in Section IV below. After giving effect to the Incremental Revolving Commitment, the aggregate Revolving Commitments shall be as set forth on Schedule B hereto.

B. The Agent, the Borrower and Fifth Third agree that, as of the Increase Effective Date, Fifth Third is hereby appointed as a joint lead arranger and documentation agent under and in connection with the Credit Agreement.

II.
AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions precedent set forth in Section IV below, as of the Increase Effective Date the Existing Credit Agreement is hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Credit Agreement:

A.
The cover page of the Existing Credit Agreement is hereby amended to reflect the following titles:

“WELLS FARGO SECURITIES, LLC, as an Arranger and sole Bookrunner, and Fifth Third Bank, National Association, as an Arranger and Documentation Agent”

B.
The introductory paragraph of the Existing Credit Agreement is hereby amended and restated as follows:

“THIS CREDIT AGREEMENT (this “Agreement”) dated as of May 30, 2024 by and among ExchangeRight Income Fund Operating Partnership, LP, limited partnership formed under the laws of the state of Delaware (the “Borrower”), ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT, a real estate investment trust formed under the laws of the state of Maryland (the “Parent”), each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 12.5 (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), with WELLS FARGO SECURITIES, LLC and Fifth Third Bank, National Association, as Arrangers (in such capacities, the “Arrangers”), WELLS FARGO SECURITIES, LLC, as sole bookrunner (in such capacity, the “Bookrunner”), and Fifth Third Bank, National Association, as documentation agent.

C.
The definition of “Occupancy Rate” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable square footage of such Property actually occupied by tenants that are not Affiliates of the Borrower, with the applicable tenant(s) open for business in the majority of their space during normal business hours and paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no monetary default has occurred and has continued unremedied for 30 or more days to (b) the aggregate net rentable square footage of such Property.

D.
The following definition is hereby added to Section 1.1 of the Existing Credit Agreement in proper alphabetical order therein:

“Bookrunner” has the meaning set forth in the introductory paragraph hereof.

E.
The definition of “Lead Arranger” in Section 1.1 of the Existing Credit Agreement is hereby deleted.
F.
The text “(as defined in this Agreement as in effect on the Effective Date)” is hereby added after the text “the Lead Arranger” in Section 5.1(a)(xvi) of the Existing Credit Agreement.
G.
The first sentence of Section 11.9 of the Existing Credit Agreement is hereby amended and restated as follows:

“Each Arranger, Bookrunner, and any syndication agent or documentation agent from time to time appointed (each a “Titled Agent”), in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders.”

2-

H.
Section 12.6(b) of the Existing Credit Agreement is amended to incorporate the following additional subjection (xi):

(xi) either (A) modify the definition of “Occupancy Rate” with respect to the inclusion of a Property that is not open for business in the majority of its space during normal business hours or (B) allow for a Property that is not open for business in the majority of its space during normal business hours to be an Unencumbered Pool Property, in each case, without the written consent of each Lender.

III.
REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, makes, on the effective date of this Agreement, the representations and warranties in Article VI of the Credit Agreement and the other Loan Documents, and confirms that such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, and except for changes in factual circumstances not prohibited under the Loan Documents. Additionally, the Borrower represents and warrants that immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists.

IV.
CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “Second Incremental Effective Date”) on which the following conditions are satisfied:

A.
The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, the Increasing Lender and the Agent.

B.
If so requested by the Increasing Lender, the Agent shall have received an Amended and Restated Revolving Note made by the Borrower and payable to the Increasing Lender.

C.
The Agent shall have received a certificate of a Responsible Officer of each Loan Party, dated as of the Second Incremental Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the Incremental Revolving Commitment and the execution, delivery and performance of the documents executed in connection with this Agreement, (iii) that attached thereto is a certificate of good standing (or certificate of similar meaning) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity, and (v) in the case of the Borrower, that, as of the Second Incremental Effective Date after giving effect to this Agreement and any borrowings or other extensions of credit hereunder that may be made on the Second Incremental Effective Date, (x) the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Second Incremental Effective Date, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case

3-

such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and except for changes in factual circumstances not prohibited under the Loan Documents, and (y) no Default or Event of Default exists; provided that in the case of the certificate delivered with respect to any Loan Party, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i) or (iv) since the delivery thereof to the Agent on May 30, 2024 or January 10, 2025, as applicable.

D.
The Agent shall have received an opinion of Barnes & Thornburg LLP, counsel to the Borrower and the other Loan Parties, dated as of the Second Incremental Effective Date, addressed to the Agent and the Lenders and covering such matters as the Agent may reasonably request.

E.
The Agent shall have received all fees and other amounts due and payable by the Borrower to the Agent, the Arranger and the Lenders on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

F.
Upon the reasonable request of the Agent or the Increasing Lender, the Borrower shall have provided to the Agent or the Increasing Lender, as applicable, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least two (2) Business Days prior to the Second Incremental Effective Date.

G.
As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

H.
After giving effect to this Agreement, the Borrower is in compliance with the requirements of Section 2.17 of the Credit Agreement; provided, that the Agent hereby confirms that the Borrower’s obligation under Section 2.17 of the Credit Agreement to provide written notice to the Agent of its request for the Incremental Revolving Commitment is deemed satisfied.

V.
TERMS GENERALLY. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Incremental Revolving Commitment and any Loan made using the Incremental Revolving Commitment (such Loans, the “Incremental Revolving Loans”) shall have the same terms as the initial Revolving Commitments and initial Revolving Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the initial Revolving Commitments and initial Revolving Loans, as applicable. Upon the occurrence of the Second Incremental Effective Date, the Incremental Revolving Commitment and any Incremental Revolving Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Revolving Commitments and Revolving Loans, respectively. The Agent shall take any and all action as may be reasonably necessary to ensure that the Incremental Revolving Commitment and the Incremental Revolving Loans are included in each repayment or commitment reduction, as applicable, of Revolving Commitments and Revolving Loans, as applicable, on a pro rata basis.

VI.
CREDIT AGREEMENT GOVERNS. Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of the Increasing Lender to make (i) its Incremental Revolving Commitment available, in each case, on the Second Incremental Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section IV above, and (ii) its portion of Incremental

4-

Revolving Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Revolving Loans.

VII.
REAFFIRMATION. Each Loan Party (a) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (b) confirms its obligations under the Parent Guaranty or the Subsidiary Guaranty, as applicable, and confirms its guarantee of the Obligations (as modified hereby) under the Parent Guaranty or the Subsidiary Guaranty, as applicable, (c) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of each Guaranty and the Pledge Agreement, and (d) to the extent such Person granted liens on or security interests in any of its property pursuant to the Pledge Agreement as security for the Obligations, ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each Loan Party, by its execution of this Agreement, hereby confirms that the Credit Agreement, each other Loan Document and the Obligations (in each case, as modified hereby) remains in full force and effect and is hereby ratified and reaffirmed.

VIII.
MISCELLANEOUS.

A.
Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.
On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.
This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 12.4 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.
Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

[Remainder of page intentionally blank]

5-

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

ExchangeRight Income Fund Operating Partnership, LP,
as Borrower

By: EXCHANGERIGHT INCOME FUND,
its General Partner

By: EXCHANGERIGHT INCOME FUND TRUSTEE, LLC,
a Delaware limited liability company; its trustee

By: EXCHANGERIGHT REAL ESTATE, LLC,
a California limited liability company; its manager

By: /s/ David Fisher
Name: David Fisher
Title: Executive Managing Principal

(Principal Executive Officer)

EXCHANGERIGHT INCOME FUND,

as Parent

By: EXCHANGERIGHT INCOME FUND TRUSTEE, LLC,
a Delaware limited liability company, its trustee

By: EXCHANGERIGHT REAL ESTATE, LLC,
a California limited liability company, its manager

By: /s/ David Fisher

Name: David Fisher

Title: Executive Managing Principal

(Principal Executive Officer)

EXCHANGERIGHT ESSENTIAL INCOME STRATEGY PROPERTIES 6, LLC, a Delaware limited liability company

By: /s/ David Fisher

Name: David Fisher

Title: Chief Executive Officer

EXCHANGERIGHT NET LEASED PORTFOLIO 3 DST

EXCHANGERIGHT NET LEASED PORTFOLIO 4 DST

EXCHANGERIGHT NET LEASED PORTFOLIO 5 DST

EXCHANGERIGHT NET LEASED PORTFOLIO 6 DST

EXCHANGERIGHT NET LEASED PORTFOLIO 7 DST

EXCHANGERIGHT NET LEASED PORTFOLIO 8 DST,

each a Delaware statutory trust

By: EXCHANGERIGHT INCOME FUND OPERATING

PARTNERSHIP, LP; its Manager

By: EXCHANGERIGHT INCOME FUND, a Maryland statutory trust;

its General Partner

By: EXCHANGERIGHT INCOME FUND TRUSTEE, LLC,

a Delaware limited liability company; its trustee

By: EXCHANGERIGHT REAL ESTATE, LLC,

a California limited liability company; its manager

By: /s/ David Fisher

Name: David Fisher

Title: Executive Managing Principal

(Principal Executive Officer)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ Matthew Kuhn

Name: Matthew Kuhn

Title: Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Joel Dalson

Name: Joel Dalson

Title: Senior Vice President

SCHEDULE A
TO SECOND INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

Increasing Lender	Incremental Revolving Commitment
FIFTH THIRD BANK, NATIONAL ASSOCIATION	$35,000,000.00
Total	$35,000,000.00

SCHEDULE B
TO SECOND INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

Aggregate Revolving Commitments after giving effect to the Incremental Revolving Commitment

Lender	Aggregate Revolving Credit Commitments
WELLS FARGO BANK, NATIONAL ASSOCIATION	$75,000,000.00
FIFTH THIRD BANK, NATIONAL ASSOCIATION	$60,000,000.00
Total	$135,000,000.00